SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      November 29, 2010 (November 23, 2010)
                Date of report (Date of earliest event reported)


                            HQ GLOBAL EDUCATION INC.
               (Exact name of registrant as specified in Charter)

           Delaware                     333-150385               26-1806348
(State or other jurisdiction of        (Commission              (IRS Employee
 incorporation or organization)          File No.)           Identification No.)

           27th Floor, BOBO Fortune Center, No.368, South Furong Road,
                      Changsha City, Hunan Province, 410000
                            Peoples Republic of China
                    (Address of Principal Executive Offices)

                               (86 731) 8782-8601
                            (Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS.

On November 23, 2010, Hunan Oya Education Technology Co., Ltd, wholly controlled by HQ Global Education Inc. ("HQ" or the "Company") through contractual agreements, terminated the Exclusive Business Cooperation Agreement (the "Agreement"), dated May 27, 2010, with Shandong Shengli Maritime School ("Shengli"). Under the term of the Agreement, HQ assumed responsibility for operating and providing customized educational programs to Shengli, a private maritime vocational school in Dongying City, Shandong Province, the People's Republic of China ("PRC").

The decision to terminate the Agreement with Shengli was primarily based on imminent regulatory measures in Decree No. 10 issued by the Ministry of Transport of PRC that will have a long-term material impact on the operations and management of Shengli when combined with the stringent regulations associated with operating a private maritime school in China.

The implementation of the Agreement did not generate any debts or creditor's rights upon either party. Neither party will bear any obligations or liabilities for each other in respect of the Agreement. The revenues of Shengli have never been included in the consolidated financial statements of HQ, so the Company does not expect the termination will have a material effect on its results of operations or financial condition for the fiscal year 2010 and the future.

On November 23, 2010, we issued the press release annexed hereto as Exhibit
99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) SHELL COMPANY TRANSACTIONS

Not Applicable

(d) EXHIBITS.

99.1 Press Release issued by HQ Global Education, Inc., dated November 23, 2010, entitled "HQ Announces Mutual Termination of Agreement with Shandong Shengli Maritime School."

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HQ Global Education, Inc.


Date: November 29, 2010                By: /s/ Guangwen He
                                           -------------------------------------
                                           Guangwen He
                                           Chief Executive Officer


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
                                INDEX TO EXHIBITS

Exhibit
Number                             Description
------                             -----------

99.1 Press Release issued by HQ Global Education, Inc., dated November 23, 2010, entitled "HQ Announces Mutual Termination of Agreement with Shandong Shengli Maritime School."